Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
OTHER MATTERS
Embraco Antitrust Matters
Beginning in February 2009, our former Embraco compressor business headquartered in Brazil ("Embraco") was notified of antitrust investigations of the global compressor industry by government authorities in various jurisdictions. Embraco resolved the government investigations and related claims in various jurisdictions and certain other claims remain pending.
Whirlpool agreed to retain potential liabilities related to this matter following closing of the Embraco sale transaction. We continue to defend these actions. While it is currently not possible to reasonably estimate the aggregate amount of costs which we may incur in connection with these matters, such costs could have a material adverse effect on our financial statements in any particular reporting period.
BEFIEX Credits and Other Brazil Tax Matters
In previous years, our Brazilian operations earned tax credits under the Brazilian government's export incentive program (BEFIEX). These credits reduced Brazilian federal excise taxes on domestic sales.
In December 2013, the Brazilian government reinstituted the monetary adjustment index applicable to BEFIEX credits that existed prior to July 2009, when the Brazilian government required companies to apply a different monetary adjustment index to BEFIEX credits. Whether use of the reinstituted index should be given retroactive effect for the July 2009 to December 2013 period was subject to review by the Brazilian courts. In the third quarter of 2017, the Brazilian Supreme Court ruled that the reinstituted index should be given retroactive effect for the July 2009 to December 2013 period, which ruling was subsequently affirmed by the Brazilian Supreme Court, and is now final. Based on this ruling, we were entitled to recognize $72 million in additional credits, which were recognized in prior periods. At December 31, 2020, no BEFIEX credits remain to be monetized.
Our Brazilian operations have received tax assessments for income and social contribution taxes associated with certain monetized BEFIEX credits. We do not believe BEFIEX credits are subject to income or social contribution taxes. We believe these tax assessments are without merit and are vigorously defending our positions. We have not provided for income or social contribution taxes on these BEFIEX credits, and based on the opinions of tax and legal advisors, we have not accrued any amount related to these assessments at December 31, 2020. The total amount of outstanding tax assessments received for income and social contribution taxes relating to the BEFIEX credits, including interest and penalties, is approximately 2.0 billion Brazilian reais (approximately $381 million at December 31, 2020).
Relying on existing Brazilian legal precedent, in 2003 and 2004, we recognized tax credits in an aggregate amount of $26 million, adjusted for currency, on the purchase of raw materials used in production ("IPI tax credits"). The Brazilian tax authority subsequently challenged the recording of IPI tax credits. No such credits have been recognized since 2004. In 2009, we entered into a Brazilian government program ("IPI Amnesty") which provided extended payment terms and reduced penalties and interest to encourage taxpayers to resolve this and certain other disputed tax credit amounts. As permitted by the program, we elected to settle certain debts through the use of other existing tax credits and recorded charges of approximately $34 million in 2009 associated with these matters. In July 2012, the Brazilian revenue authority notified us that a portion of our proposed settlement was rejected and we received tax assessments of 257 million Brazilian reais (approximately $49 million at December 31, 2020), reflecting interest and penalties to date. We believe these tax assessments are without merit and we are vigorously defending our position. The government's assessment in this case relies heavily on its arguments regarding taxability of BEFIEX credits for certain years, which we are disputing in one of the BEFIEX government assessment cases cited in the prior paragraph. Because the IPI Amnesty case is moving faster than the BEFIEX taxability case, we could be required to pay the IPI Amnesty assessment before obtaining a final decision in the BEFIEX taxability case.
We have received tax assessments from the Brazilian federal tax authorities relating to amounts allegedly due regarding unemployment/social security insurance taxes (PIS/COFINS) for tax credits recognized since 2007. These credits were recognized for inputs to certain manufacturing and other business processes. These assessments are being challenged at the administrative and judicial levels in Brazil. The total amount of outstanding tax assessments received for credits recognized for PIS/COFINS inputs is approximately 302 million Brazilian reais (approximately $58 million at December 31, 2020). We believe these tax assessments are without merit and are vigorously defending our positions. Based on the opinion of our tax and legal advisors, we have not accrued any amount related to these assessments.
In addition to the BEFIEX, IPI tax credit and PIS/COFINS inputs matters noted above, other assessments issued by the Brazilian tax authorities related to indirect and income tax matters, and other matters, are at various stages of review in numerous administrative and judicial proceedings. The amounts related to these assessments will continue to be increased by monetary adjustments at the Selic rate, which is the benchmark rate set by the Brazilian Central Bank. In accordance with our accounting policies, we routinely assess these matters and, when necessary, record our best estimate of a loss. We believe these tax assessments are without merit and are vigorously defending our positions.
Litigation is inherently unpredictable and the conclusion of these matters may take many years to ultimately resolve. We may experience additional delays in resolving these matters as a result of COVID-19-related administrative and judicial system temporary delays and closures in Brazil. Amounts at issue in potential future litigation could increase as a result of interest and penalties in future periods. Accordingly, it is possible that an unfavorable outcome in these proceedings could have a material adverse effect on our financial statements in any particular reporting period.
ICMS Credits
We also filed legal actions in Brazil to recover certain social integration and social contribution taxes paid over gross sales including ICMS receipts, which is a form of Value Added Tax in Brazil. During 2017, we sold the rights to certain portions of this litigation to a third party for 90 million Brazilian reais (approximately $27 million at December 31, 2017). In the first quarter of 2019, we received a favorable decision in the largest of these ICMS legal actions. This decision is final and not subject to appeals. Based on the opinion of our tax and legal advisors, we recognized a gain of approximately $84 million, after related taxes and fees and based on exchange rates then in effect, during the first quarter of 2019 in connection with this decision. This amount reflects approximately $142 million in indirect tax credits ("credits") that we are entitled to monetize in future periods, offset by approximately $58 million in taxes and fees, which have been paid.
In the second quarter of 2019, we received favorable final, non-appealable decisions in two smaller ICMS legal actions. Based on the opinion of our tax and legal advisors, we recognized a gain of approximately $35 million, after related taxes and fees and based on exchange rates then in effect, during the second quarter of 2019 in connection with this decision. This amount reflects approximately $54 million in credits that we are entitled to monetize in future periods, offset by approximately $19 million in taxes and fees, which have been paid.
The ICMS credits and related fees were recorded in interest and sundry (income) expense in our Consolidated Statements of Comprehensive Income (Loss). The Brazilian tax authorities have sought clarification before the Brazilian Supreme Court (in a leading case involving another taxpayer) of certain matters, including the amount of these credits (i.e., the gross rate or net credit amount), and certain other matters that could affect the rights of Brazilian taxpayers regarding these credits, and a scheduled hearing has been delayed and it is not known when such hearing will be rescheduled. If the Brazilian tax authorities challenge our rights to these credits, we may become subject to new litigation related to credits already monetized and/or disallowance of further credit monetization. Based on the opinions of our tax and legal advisors, we have not accrued any amounts related to potential future litigation regarding these credits.
Competition Investigation
In 2013, the French Competition Authority ("FCA") commenced an investigation of appliance manufacturers and retailers in France, including Whirlpool and Indesit. The FCA investigation was split into two parts, and in December 2018, we finalized settlement with the FCA on the first part for a total fine of €102 million, with €56 million attributable to Whirlpool's France business and €46 million attributable to Indesit's France business. Payment of final amounts were made in 2019, including payment by Indesit's previous owners of €17 million out of escrow to the Company. The second part of the FCA investigation, which is expected to focus primarily on manufacturer interactions with retailers, is ongoing. The Company is cooperating with this investigation.
Although it is currently not possible to assess the impact, if any, that matters related to the FCA investigation may have on our financial statements, matters related to the FCA investigation could have a material adverse effect on our financial statements in any particular reporting period.
Trade Customer Insolvency
In 2017, Alno AG and certain affiliated companies filed for insolvency protection in Germany. Bauknecht Hausgeräte GmbH, a subsidiary of the Company, was a long-standing supplier to Alno and certain of its affiliated companies. The Company was also a former indirect minority shareholder of Alno. In August 2018, the insolvency trustee asserted €174.5 million in clawback and related claims against Bauknecht. In January 2020, we entered into an agreement to settle all potential claims that the insolvency trustee may have related to this matter, resulting in a one-time charge of €52.75 million (approximately $59 million as of December 31, 2019), which was recorded in interest and sundry (income) expense in the Consolidated Statements of Income for the year ended December 31, 2019 and paid in 2020 as planned.
Other Litigation
See Note 13 for information on certain U.S. income tax litigation. In addition, we are currently defending against two lawsuits that have been certified for treatment as class actions in U.S. federal court, relating to two top-load washing machine models. In December 2019, the court in one of these lawsuits entered summary judgment in Whirlpool's favor. That ruling remains subject to appeal, and the other lawsuit is ongoing. We believe the lawsuits are without merit and are vigorously defending them. Given the preliminary stage of the proceedings, we cannot reasonably estimate a range of loss, if any, at this time. The resolution of these matters could have a material adverse effect on our financial statements in any particular reporting period.
We are currently vigorously defending a number of other lawsuits related to the manufacture and sale of our products which include class action allegations, and may become involved in similar actions. These lawsuits allege claims which include negligence, breach of contract, breach of warranty, product liability and safety claims, false advertising, fraud, and violation of federal and state regulations, including consumer protection laws. In general, we do not have insurance coverage for class action lawsuits. We are also involved in various other legal actions arising in the normal course of business, for which insurance coverage may or may not be available depending on the nature of the action. We dispute the merits of these suits and actions, and intend to vigorously defend them. Management believes, based upon its current knowledge, after taking into consideration legal counsel's evaluation of such suits and actions, and after taking into account current litigation accruals, that the outcome of these matters currently pending against Whirlpool should not have a material adverse effect, if any, on our financial statements. We may experience additional delays in resolving these and other pending litigation matters as a result of COVID-19-related temporary court and administrative body closures and postponements.
Product Warranty and Legacy Product Corrective Action Reserves
Product warranty reserves are included in other current and other noncurrent liabilities in our Consolidated Balance Sheets. The following table summarizes the changes in total product warranty reserves for the periods presented:

	Product Warranty
Millions of dollars	2020	2019
Balance at January 1	$383	$268
Issuances/accruals during the period	226	350
Settlements made during the period/other(1)	(336)	(235)
Balance at December 31	$273	$383
Current portion	$184	$254
Non-current portion	89	129
Total	$273	$383
(1)Includes updated reserve assumptions noted below.
In the normal course of business, we engage in investigations of potential quality and safety issues. As part of our ongoing effort to deliver quality products to consumers, we are currently investigating certain potential quality and safety issues globally. As necessary, we undertake to effect repair or replacement of appliances in the event that an investigation leads to the conclusion that such action is warranted.
As part of this process, we investigated incident reports associated with a particular component in certain Indesit-designed horizontal axis washers produced in EMEA. In January 2020, we commenced a product recall in the U.K. and Ireland for these EMEA-produced washers, for which the recall is ongoing. In the third quarter of 2019, we accrued approximately $105 million in estimated product warranty expense related to this matter. Reserve assumptions were updated in the fourth quarter of 2020 based on the latest available data including take rate assumptions and unit population resulting in a $30 million release to the reserve. This estimate is based on several assumptions which are inherently unpredictable and which we may need to materially revise in the future. For the year ended December 31, 2020, settlements of approximately $56 million have been incurred related to this product recall. In 2020, we recorded a benefit of $14 million related to a vendor recovery for this corrective action.
For the year ended December 31, 2019, we incurred approximately $26 million of additional product warranty expense related to our previously disclosed legacy Indesit dryer corrective action campaign in the U.K.. We continue to cooperate with the U.K. regulator, which continues to review the overall effectiveness of the corrective action campaign. For the year ended December 31, 2020, we incurred no additional material product warranty expense related to this campaign. We continue to cooperate with the U.K. regulator, which continues to review the overall effectiveness of the modification program.
Guarantees
We have guarantee arrangements in a Brazilian subsidiary. For certain creditworthy customers, the subsidiary guarantees customer lines of credit at commercial banks to support purchases following its normal credit policies. If a customer were to default on its line of credit with the bank, our subsidiary would be required to assume the line of credit and satisfy the obligation with the bank. At December 31, 2020 and December 31, 2019, the guaranteed amounts totaled 831 million Brazilian reais (approximately $160 million at December 31, 2020) and 577 million Brazilian reais (approximately $143 million at December 31, 2019), respectively. The fair value of these guarantees were nominal at December 31, 2020 and December 31, 2019. Our subsidiary insures against a significant portion of this credit risk for these guarantees, under normal operating conditions, through policies purchased from high-quality underwriters.
We provide guarantees of indebtedness and lines of credit for various consolidated subsidiaries. The maximum contractual amount of indebtedness and lines of credit available under these lines for consolidated subsidiaries totaled $3.5 billion at December 31, 2020 and $2.6 billion at December 31, 2019. Our total short-term outstanding bank indebtedness under guarantees was nominal at both December 31, 2020 and 2019.
Purchase Obligations
Our expected cash outflows resulting from non-cancellable purchase obligations are summarized by year in the table below:

Millions of dollars
2021	$214
2022	132
2023	89
2024	53
2025	26
Thereafter	42
Total purchase obligations	$556